JOINT VENTURE OPERATING AGREEMENT

FOR

  NEW COLOMBIA RESOURCES INC. & MSG MINING CORP.

THIS JOINT VENTURE OPERATING AGREEMENT ("Agreement" or “JV”) is entered into as of the 18th day of November 2016, by New Colombia Resources Inc. (“NCR”) of Barranquilla, Colombia and MSG Mining Corp. (“MSG”) of Somerset, KY (collectively, the “Companies”) ..

A.

The Companies enter into this Agreement in order to conduct mutually beneficial business and to specify their relative rights and obligations.

B.

The Companies shall remain separate legal entities for the duration of this Agreement.

NOW THEREFORE, the Companies hereby agree as follows:

1.

Establishment of the Joint Venture Business

1.1

The Companies agree to form a joint venture business relationship between New Colombia Resources, Inc. and MSG Mining Corp. NCR will pay MSG US$ 50,000 in 3 installments within the next 30 days for entering into this agreement.

1.2

The Companies will constitute an SAS corporation (“Venture Company”) in Colombia that will be 51% owned by New Colombia Resources, Inc. and 49% owned by MSG Mining Corp.

1.3

The Companies shall maintain their original organization form in conjunction with this JV. All profits, risks and losses of the joint venture will be shared by the Companies, on the following basis:

i.

New Colombia Resources, Inc. will share fifty (51) percent of all net operating profits or losses of the JV; and

ii.

MSG Mining Corp. will share (49) percent of all net operating profits or losses of the JV.

2.

Purpose, Scope and Scale of Operation

2.1

The Companies are entering into a 10-year mining production/ exploitation joint venture to extract coal from Concession Contract JC3-15231 in the Republic of Colombia, title to this contract was transferred to Tito C. Castillo, CEO of MSG, and wholly owned by MSG Mining Corp. MSG asserts and has provided evidence it does own the concession contract with an approved Plan de Trabajo y Obra (PTO) “Work Program” from the Agencia Nacional de Mineria (“ANM”) and an approved Licencia Ambiental (Environmental License) with the local environmental authority. MSG has provided a technical analysis of the concession contract by a certified mining appraiser estimating over 40 Million tonnes of coal reserves. The concession contract is classified in the production and exploitation phase with the ANM.

2.2

The Companies will visit the mining site the week of November 27, 2016 to determine the coal seam to begin mining by February 2017. The decision will be based on the existing Work Program prepared by a reputable geological consulting firm in Cucuta, Colombia. The Work Program identifies at least two coal formations, Cuervos and Carbonera, with over 8 coal seams with estimated reserves between 1 to 13 Million tonnes each. Based on the Work Program, the Companies initially expect to begin extracting coal from Seam 1 (Manto 1) of the Cuervos Formation with an estimated 2.4 Million tonnes of reserves that are believed to be easily accessible. The Companies anticipate initial production of 10,000 tonnes per month that can be scaled up to 30,000 tonnes/month. During extraction of the Cuervo Formation, the Venture Company will anticipate extraction of the Carbonera formation coal seams with estimated reserves between 12-13 Million tonnes each.

2.3

The Venture Company will prepare immediately to install a cafeteria and housing units to provide room and board to mining personnel, install a potable Water and Wastewater system, install energy generators, and make all the necessary build out needed to begin mining operations by February 15, 2017. A coal storage yard with a 50,000 tonne capacity, offices, and a 60 tonne scale owned by MSG will be used.

2.4

The Venture Company will hire licensed and insured contractors to extract coal on a per tonnage basis. The Contractors will be responsible for mining personnel, equipment, and must have all required insurance and permitting. The Contractors will maintain all equipment and personnel insurance obeying all regulations of employment laws.

2.5

The Venture Company will hire independent licensed and insured transportation operators to deliver coal 25 Km from the mine site in Zulia to the storage yard in Cucuta, Norte de Santander, Colombia. From there the coal will be delivered to customers at export terminals either by barge or truck or sold on site.

2.6

The Venture Company will hire an experienced management team agreed upon by the Companies. No credit agreements or other significant agreements and/or contracts will be made without the consent of the Companies. Human resources and contract issues will be handled by the appointed personnel.

2.7

The Venture Company will maintain all of the premises, salaries, taxes and royalties on time, and any fines or liabilities incurred during the term of the JV.

2.8

MSG reserves the right to lease other coal seams the Venture Company does not want to extract at the time. NCR has the option to broker the lease of any coal seam not being developed by the Venture Company.

2.9

The Companies both have potential clients for Coal and Coke and will determine the best customers based on many factors to be discussed.

3.

Investments, Capital Contributions, and Dividend Distributions

3.1

Investment and cash flow pro-forma models have been drafted by an experienced mining engineer for production of up to 60,000 tonnes/month, however the Companies have decided to scale down production to begin at 10,000 tonnes per month to reduce startup capital.

3.2

The November 2016 site visit will determine the total investment needed to begin mining operations. In addition to scoping the mining site, the Companies will interview and hire mine operating contractors and trucking companies with an anticipated start date of February 15, 2017. The Companies have identified candidates to be interviewed for management positions with anticipated start dates of Jan 15, 2017.

3.3

NCR will contribute the startup capital needed on a best efforts basis through issuance of equity or debt of their publicly traded company. The investment made by NCR will be repaid by the Venture Company from earnings not reinvested for capital expenditures to service the assumed debt, if any. If NCR is unable to raise all of the required capital needed to start operations, MSG will recognize NCR’s investment with any future earnings derived from the coal concession.

3.4

MSG will contribute their fully permitted concession contract JC3-15231 for coal extraction in the Republic of Colombia with estimated reserves of over 40 Million tonnes. MSG will also contribute the use of their coal storage yard, offices, industrial scale, and available equipment.

3.5

New Colombia Resources, Inc. shall make available all business, and government contacts as well as marketing and distribution channels to accomplish objectives under this Agreement.

3.6

The Companies will hold bi-annual board meetings to determine dividend distributions.

4.

Term of Joint Venture

4.1

The Joint Venture will continue for a period of Ten (10) years beginning on November 18, 2016 to November 17, 2026.

5.

Amendment, Termination of JV

5.1

The amendment of the contract or its appendices shall come into force only after a written agreement has been signed by both Parties.

5.2

In case any Company to the joint venture intends to assign all or part of its investment subscribed to a third party, written consent shall be obtained from the other party to the joint venture prior to such assignment or subscription.

5.3

If any Party proposes to transfer all or any part of its interest of the Joint Venture, the Party shall notify the other Party in writing of the terms and conditions of the proposed transfer at least thirty (30) days in advance. Neither Party will engage in any talks or discussions to transfer, sell, rename, lease or in any way change the Venture company within the first 3 years of the agreement.

5.4

If a Party proposes to transfer all or any part of its interest of the Joint Venture to a third party, the other Party shall have a pre-emptive right to purchase such interest at the bonafide and authenticated offering price of the third party accepted by the Companies.

5.5

If the other Party does not exercise its pre-emptive right of purchase within ninety (90) days after delivery of such notice, the other Party shall be deemed to have consented to such transfer to a third party.

5.6

With the unanimous agreement of the Board of Directors of both Companies, the Joint Venture can be terminated prior to the initial term or the contract be terminated in advance if the contract cannot be executed for reason of force majeure or the Joint Venture suffers losses in consecutive years and is incapable of going on with the business for certain reasons. If NCR is unable to raise the production or equipment funds during the first 120 days, this agreement will be canceled and a new one can be negotiated.

6.

Triggering Events

On the happening of any of the following events (Triggering Events) with respect to a Company, the surviving Company party to this Agreement shall have the option to (i) dissolve and liquidate the JV Assets or (ii) purchase all of the Company’s Interest in the JV Assets of such Company (Selling Company) for the positive balance or debt if any, of such Company’s proportionate JV ownership rights:

(a)

the bankruptcy of a Company;

(b)

the winding up and dissolution of a corporate Company, or merger or other corporate reorganization of a Company as a result of which the Company does not survive as an entity;

(c)

the withdrawal of a Company; or

(d)

the occurrence of any other event that is, or that would cause, a Transfer in contravention of this Agreement.

Each Company agrees to promptly give Notice of a Triggering Event to the other Company. The option described above may be exercised within 180 days following the other Company’s receipt of the Notice of the Triggering Event. In the event the other Company does not elect to purchase the interest of the Selling Company; the Selling Company shall dispose of is proportionate share of the JV Assets to any other party.

7.

Notices

7.1

All Notices required or permitted under this Agreement must be written and delivered in one of the following approved methods. A notice shall be deemed given or sent when deposited, as certified mail or for overnight delivery, postage and fees prepaid, in the United States mails; when delivered to Federal Express, United Parcel Service, DHL Worldwide Express, or Airborne Express, for overnight delivery, charges prepaid or charged to the sender's account; when personally delivered to the recipient; when transmitted by electronic means, and such transmission is electronically confirmed as having been successfully transmitted; or when delivered to the home or office of a recipient in the care of a person whom the sender has reason to believe will promptly communicate the notice to the recipient.

7.2

All Notices shall be delivered to the following Company addresses:

If to:

MSG Mining Corp.

Somerset, KY 42503

If to:

New Colombia Resources, Inc.

Carrera 59 # 94-138

Barranquilla, Colombia

Attn: John Campo, President

1-410-236-8200

57-318-657-0918

jcampo@newcolombiaresources.com

8.

Insurance

8.1

The Venture Company shall maintain sufficient liability insurance to protect the JV against any reasonably foreseeable claims arising from the development, testing, and marketing of coal based products applicable to this Agreement and under current law.

9.

Business Representations

Each Company hereby represents and warrants to, and agrees with, the other Company as follows:

9.1

Business Intent. The Companies are investing in this JV solely for furthering their respective businesses and not with a view to or for sale in connection with any distribution of all or any part of the JV Interest. No other person will have any direct or indirect beneficial interest in or right to the JV unless mutually agreed by both Parties.

9.2

Economic Risk. The Companies are financially able to bear the economic risk of this investment in the JV, including the total loss thereof.

9.3

Non-disclosure. The Companies shall have non-disclosure agreements signed by all employees or other parties to whom information is to be disseminated regarding JV Assets or other information that is deemed critical and of value to the JV. All non-disclosure agreements must be signed prior to disseminating such information.

10.

General Provisions

10.1

Complete Agreement. This Agreement constitutes the whole and entire agreement of the parties with respect to the subject matter of this Agreement, and it shall not be modified or amended in any respect except by a written instrument executed by all the Parties. This Agreement replaces and supersedes all prior written and oral agreements by and among the Companies or any of them.

10.2

Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.3

Choice of Law. This Agreement shall be construed and enforced in accordance with the internal laws of the Republic of Colombia and/or the State of Delaware. If any provision of this Agreement is determined by any court of competent jurisdiction or arbitrator to be invalid, illegal, or unenforceable to any extent, that provision shall, if possible, be construed as though more narrowly drawn, if a narrower construction would avoid such invalidity, illegality, or unenforceability or, if that is not possible, such provision shall, to the extent of such invalidity, illegality, or unenforceability, be severed, and the remaining provisions of this Agreement shall remain in effect.

10.4

Binding Effect. This Agreement shall be binding on and inure to the benefit of the Parties and their heirs, personal representatives, and permitted and assigns.

10.5

Pronouns; Statutory References. All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the context in which they are used may require. Any reference to the Code, the Regulations, the Act, Nevada Revised Statutes, or other statutes or laws will include all amendments, modifications, or replacements of the specific sections and provisions concerned.

10.6

Further Assurances. The parties to this Agreement shall promptly execute and deliver any and all additional documents, instruments, notices,' and other assurances, and shall do any and all other acts and things, reasonably necessary in connection with the performance of their respective obligations under this Agreement and to carry out the intent of the parties.

10.7

No Limitation of Companies' Businesses. Except as provided in this Agreement, no provision of this Agreement shall be construed to limit in any manner the Companies in the carrying on of their own respective businesses or activities.

10.8

Absence of Agency. Except as provided in this Agreement, no provision of this Agreement shall be construed to constitute a Company, in the Company's capacity as such, the agent of any other Company.

10.9

Authority and Capacity of Parties. Each Company represents and warrants to the other Company that the Company has the capacity and authority to enter into this Agreement.

10.10

Headings. The Section, and paragraph titles and headings contained in this Agreement are inserted as a matter of convenience and for ease of reference only and shall be disregarded for all other purposes, including the construction or enforcement of this Agreement or any of its provisions.

10.11

Amendment. This Agreement may be altered, amended, or repealed only by written agreement signed by both of the Companies.

10.12

Time of the Essence. Time is of the essence of every provision of this Agreement that specifies a time for performance.

10.13

Benefit of the Companies. This Agreement is made solely for the benefit of the Companies to this Agreement and their respective permitted successors and assigns, and no other person or entity shall have or acquire any right by virtue of this Agreement unless mutually agreed by both Parties.

10.14

 Interpretation. In the event of any claim is made by any Company relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this. Agreement was prepared by, or at the request of, a particular Company or its counsel.

IN WITNESS, WHEREOF, the parties have executed or caused to be executed this Agreement on the day and year first above written.

[COUNTERPART SIGNATURE PAGES ATTACHED]

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